CERTIFICATE OF NAME CHANGE AMENDMENT
TO
DECLARATION OF TRUST
OF
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME
FUND

	The undersigned, being a majority of the Trustees of Nuveen Dividend Advantage Municipal Income Fund (the
 Trust ), acting pursuant to the authority granted to the Trustees under Article XIII, Section 4(ii) of the Declaration of Trust made on the 12th day of July, 1999 by the initial Trustee thereunder (as amended from time to time, the Declaration ), do hereby amend the Declaration, effective as of 8:59 a.m., Eastern time, on the 11th day of April 2016, as follows:

1. Section 1 of Article I of the Declaration is amended to read in its entirety as follows:

Section 1.	Name.  This Trust shall be known as the  Nuveen
Enhanced AMT-Free Municipal Credit Opportunities Fund, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

	All references to the name of the Trust in the Declaration are hereby amended accordingly.

2. Except as amended hereby, the Declaration remains in full force and effect.


      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this 1st day of April 2016.


/s/ William Adams IV
William Adams IV,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ Jack B. Evans
Jack B. Evans,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ William C. Hunter
William C. Hunter,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ David J. Kundert
David J. Kundert,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ John K. Nelson
John K. Nelson,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ William J. Schneider
William J. Schneider,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606




/s/ Thomas S. Schreier, Jr
Thomas S. Schreier, Jr.,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ Judith M. Stockdale
Judith M. Stockdale,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ Carole E. Stone
Carole E. Stone,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

 ____________________
Terence J. Toth,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

/s/ Margaret L. Wolff
Margaret L. Wolff,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

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